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                                                                      EXHIBIT 32

                                CERTIFICATIONS OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K of Neurocrine Biosciences, Inc. (the "Company") for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary A. Lyons, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

      (2) That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 1, 2006                               By: /s/ Gary A. Lyons
                                                   -----------------------------

                                               Name:  Gary A. Lyons
                                               Title: President and Chief
                                                      Executive Officer

      In connection with the Annual Report on Form 10-K of Neurocrine Biosciences, Inc. (the "Company") for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul W. Hawran, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (3) The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

      (4) That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 1, 2006                 By: /s/ Paul W. Hawran
                                     ------------------------------------------

                                 Name:  Paul W. Hawran
                                 Title: Executive Vice President and
                                        Chief Financial Officer